                                                                    Exhibit 24.1
                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                 LEON E. HUTCHENS
                                                ----------------------
                                                (Leon E. Hutchens)



In Presence of:



 Delores A. Hutchens
------------------------
(Delores A. Hutchens)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                JIMMY L. HARRISON
                                               -----------------------
                                               (Jimmy L. Harrison)



In Presence of:



 Heather R. Bulba
---------------------
(Heather R. Bulba)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                      SANGWOO AHN
                                                     -----------------
                                                     (Sangwoo Ahn)



In Presence of:



 Mary K. Mitchum
--------------------
(Mary K. Mitchum)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                   JOHN R. BARNES
                                                  --------------------
                                                  (John R. Barnes)



In Presence of:



 Mary K. Mitchum
--------------------
(Mary K. Mitchum)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                     C.E. BENTLEY
                                                    ------------------
                                                    (C.E. Bentley)



In Presence of:



 Mary K. Mitchum
--------------------
(Mary K. Mitchum)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                       M.R. BILES
                                                      ----------------
                                                      (M.R. Biles)



In Presence of:



 Heather R. Bulba
---------------------
(Heather R. Bulba)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                  PRESTON A. PEAK
                                                 ---------------------
                                                 (Preston A. Peak)



In Presence of:



 Mary K. Mitchum
--------------------
(Mary K. Mitchum)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 1995.



                                                    RALPH A. REHM
                                                   -------------------
                                                   (Ralph A. Rehm)



In Presence of:



 Mary K. Mitchum
--------------------
(Mary K. Mitchum)

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony M. Regan or Edward D. Doherty with full power of substitution, his true and lawful attorney and agent to execute and sign for and on behalf of the undersigned the name of the undersigned as a director of KPL to the Form 10-K Annual Report of KPP for the fiscal year ended December 31, 1994 or to any amendment thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of March, 1995.



                                                 JAMES R. WHATLEY
                                                ----------------------
                                                (James R. Whatley)



In Presence of:



 Nathlyne H. Chastian
--------------------------
(Nathlyne H. Chastian)